Exhibit 10.22

Execution Version

January 7, 2021

LF Capital Acquisition Corp.
600 Madison Avenue
Suite 1802
New York, NY 10022

Re:          Investor Representation Letter

Ladies and Gentlemen:

The undersigned (the “Holder”) is a holder of shares of common stock of Landsea Homes Incorporated, a Delaware corporation (the “Company”). LF Capital Acquisition Corp., a Delaware corporation (“Parent”), is acquiring the Company (the “Acquisition”) pursuant to that certain Agreement and Plan of Merger, dated as of August 31, 2020 (as it may be amended from time to time in accordance with its terms, the “Merger Agreement”), by and among Parent, Merger Sub, the Company and the Seller. Capitalized terms used in this letter (this “Investor Representation Letter”) and not otherwise defined herein shall have the same meanings ascribed to such terms in the Merger Agreement.

Upon the closing of the Acquisition (the “Closing” and, the date of such Closing, the “Closing Date”), each share of issued and outstanding Company Common Stock held by the Holder shall be cancelled and automatically converted into the right to receive shares of Parent Class A Stock, subject to and in accordance with the terms of the Merger Agreement, in a private placement effected in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act, and exemptions from the qualification requirements of applicable state law. The Holder hereby acknowledges and agrees that Parent is relying on the truth and accuracy of the representations and warranties made by the Holder in this Investor Representation Letter in order to rely on the exemptions described above. In addition, it is a condition to the Closing that the undersigned enters into and delivers this Investor Representation Letter.

1.             Representations, Warranties and Certain Agreements of the Holder. The Holder hereby makes the following representations, warranties and agreements to Parent, each of which is true and correct as to the Holder as of the date hereof and will be true and correct on and as of the Closing Date as if made on the Closing Date (or, if any such representations and warranties expressly relate to an earlier date, then as of such earlier date).

1.1            Investment Representation Authorization Letter. This Investor Representation Letter constitutes the Holder’s valid and legally binding obligation, enforceable against the Holder in accordance with its terms, except as may be limited by: (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; or (b) the effect of rules of law governing the availability of equitable remedies.

1.2            Acquisition for Own Account. The shares of Parent Class A Stock to be acquired by the Holder pursuant to the Merger Agreement will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, or which would violate the securities laws of the United States or any other jurisdiction in any manner whatsoever, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

1.3            No Solicitation. At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Parent Class A Stock by Parent or its agents.

1.4            Accredited Investor. The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

1.5            Disclosure of Information. The Holder has received or has had full access to all the information the Holder considers necessary or appropriate to make an informed investment decision with respect to the shares of Parent Class A Stock. The Holder further has had an opportunity to ask questions and receive answers from Parent regarding the terms and conditions of the offering of the shares of Parent Class A Stock and to obtain additional information necessary to verify any information furnished to the Holder or to which the Holder had access.

1.6            Understanding of Risks . The Holder is fully aware of (a) the highly speculative nature of the shares of Parent Class A Stock and (b) the financial risk involved.

1.7            The Holder’s Qualifications. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of this prospective investment, has the capacity to protect the Holder’s own interests in connection with this transaction and is financially capable of bearing a total loss of the shares of Parent Class A Stock. The Holder has determined, based on its own independent review and such professional advice as it deems appropriate, that its participation in this transaction is proper and suitable, notwithstanding the substantial risks inherent in investing in or holding securities.

1.8            Compliance with Securities Laws. The Holder understands and acknowledges that, in reliance upon the representations and warranties made by the Holder herein, the shares of Parent Class A Stock are not being registered with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act or any state securities laws, but instead are being transferred under an exemption or exemptions from the registration and qualification requirements of the Securities Act and applicable state securities laws which impose certain restrictions on the Holder’s ability to transfer the shares of Parent Class A Stock.

1.9            Restricted Securities. The Holder agrees not to make any disposition of all or any portion of the shares of Parent Class A Stock unless and until: (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) the Holder shall have furnished Parent with an opinion of counsel, in a form reasonably satisfactory to Parent, that such disposition will not require registration of the shares of Parent Class A Stock under the Securities Act and otherwise complies with applicable state securities laws; provided that no such registration statement or opinion shall be required for dispositions effected under Rule 144 promulgated under the Act.

1.10          Rule 144. The Holder acknowledges that, because the shares of Parent Class A Stock have not been registered under the Securities Act, such shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act.

1.11          Contractual Restrictions. The Holder acknowledges and agrees that he, she or it shall not Transfer any Parent Class A Stock to be acquired by the Holder pursuant to the Merger Agreement until 180 days after the Closing Date. “Transfer” shall mean the: (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any security; (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b). Notwithstanding the foregoing, the Holder may Transfer any or all of such shares of Parent Class A Stock: (i) by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (ii) by virtue of laws of descent and distribution upon death of the individual; (iii) in the event of Parent’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of Parent’s stockholders having the right to exchange their shares of Parent Class A Stock for cash, securities or other property; (iv) if the Holder is an entity, by distribution to partners, members or stockholders of the Holder, or to any corporation, partnership or other entity that controls, is controlled by or is under common control with the Holder, (v) to any holder of phantom stock or equivalent security of the Holder that has vested, as determined by the board of directors of the Holder, in satisfaction of such vested phantom stock or equivalent security of the Holder, or (vi) a pledge or hypothecation of any Parent Class A Stock as collateral to a third party loan; provided, however, with respect to each of clauses (i) - (iv) above, it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Investor Representation Letter.

1.12          Legends. The certificates or book-entry entitlements representing the shares of Parent Class A Stock shall bear the following legend (as well as any other legends required by applicable state and federal securities laws) until such time as such legends are no longer relevant or applicable:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AS SET FORTH IN A LETTER TO THE COMPANY.

The legend shall be removed by Parent from any certificate or book-entry entitlement evidencing the shares of Parent Class A Stock upon delivery to Parent of an opinion of counsel, reasonably satisfactory in form and substance to Parent, that either: (a) a registration statement under the Securities Act is at that time in effect with respect to the legended security; or (b) such security can be freely transferred without requiring registration thereof under the Securities Act and such transfer otherwise complies with the applicable state securities laws.

1.13          Stop-Transfer Instructions. The Holder agrees that, in order to ensure compliance with the restrictions imposed by this Investor Representation Letter, Parent may issue appropriate “stop-transfer” instructions to its transfer agent. Parent will not be required: (a) to transfer on its books any shares of Parent Class A Stock that have been sold or otherwise transferred in violation of any of the provisions of this Investor Representation Letter; or (b) to treat as owner of such shares of Parent Class A Stock, or to accord the right to vote or receive dividends, to any purchaser or other transferee to whom such shares of Parent Class A Stock have been so transferred in violation of any of the provisions of this Investor Representation Letter.

1.14          Entire Agreement. This Investor Representation Letter and the Merger Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter of this Investor Representation Letter, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

IN WITNESS WHEREOF, the Holder has entered into this Investor Representation Letter as of the date and year first entered.

Very truly yours,

THE HOLDER:

LANDSEA HOLDINGS CORPORATION

By:	/s/ John Ho
Name: John Ho
Title: CEO

Landsea Holdings Corporation
660 Newport Center Drive, Suite 300
Newport Beach, CA 92660
Attention: Joanna Zhou
Email: zhouqin@landsea.cn

With copies of any notice to:

Squire Patton Boggs LLP
555 South Flower Street, 31st Floor
Los Angeles, CA 90071
Attention: James Hsu; Charlotte Westfall
Email: james.hsu@squirepb.com;
charlotte.westfall@squirepb.com

[Signature Page to Investor Representation Letter]